Weyerhaeuser Company		Exhibit 99.2
Q1.2017 Analyst Package
Preliminary results (unaudited)

Consolidated Statement of Operations(1)(2)

in millions	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Net sales	$1,596	$1,693	$1,405
Cost of products sold	1,278	1,272	1,103
Gross margin	318	421	302
Selling expenses	22	22	23
General and administrative expenses	85	87	79
Research and development expenses	5	4	5
Charges for integration and restructuring, closures and asset impairments	29	13	111
Other operating costs (income), net	3	2	(55)
Operating income from continuing operations	174	293	139
Equity earnings from joint ventures	1	—	5
Non-operating pension and other postretirement benefit (costs) credits	11	(22)	14
Interest income and other	9	9	9
Interest expense, net of capitalized interest	(108)	(99)	(95)
Earnings from continuing operations before income taxes	87	181	72
Income taxes	(25)	(24)	(11)
Earnings from continuing operations	62	157	61
Earnings from discontinued operations, net of income taxes	489	—	20
Net earnings	551	157	81
Dividends on preference shares	—	—	(11)
Net earnings attributable to Weyerhaeuser common shareholders	$551	$157	$70
(1) Discontinued operations as presented herein consist of the operations of our former Cellulose Fibers segment. The corresponding assets and liabilities were classified as held for sale on our balance sheet. All periods presented have been revised to separate the results of discontinued operations from the results of our continuing operations.

(2) Amounts presented reflect the balances and results of operations acquired in our merger with Plum Creek Timber, Inc., beginning on the merger date of February 19, 2016.

Per Share Information

	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Earnings per share attributable to Weyerhaeuser common shareholders, basic:
Continuing operations	$0.09	$0.21	$0.08
Discontinued operations	0.65	—	0.03
Net earnings per share	$0.74	$0.21	$0.11

Earnings per share attributable to Weyerhaeuser common shareholders, diluted:
Continuing operations	$0.08	$0.21	$0.08
Discontinued operations	0.65	—	0.03
Net earnings per share	$0.73	$0.21	$0.11

Dividends paid per common share	$0.31	$0.31	$0.31

Weighted average shares outstanding (in thousands):
Basic	748,835	750,665	632,004
Diluted	752,768	754,747	634,872

Common shares outstanding at end of period (in thousands)	748,528	751,411	759,044

Weyerhaeuser Company
Q1.2017 Analyst Package
Preliminary results (unaudited)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)*

in millions	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Net earnings	$551	$157	$81
Earnings from discontinued operations, net of income taxes	(489)	—	(20)
Equity earnings from joint ventures	(1)	—	(5)
Non-operating pension and other postretirement benefit costs (credits)	(11)	22	(14)
Interest income and other	(9)	(9)	(9)
Interest expense, net of capitalized interest	108	99	95
Income taxes	25	24	11
Operating income from continuing operations	174	293	139
Depreciation, depletion and amortization	137	133	104
Basis of real estate sold	60	14	17
Unallocated pension service costs	1	2	2
Special items	28	12	74
Adjusted EBITDA*	$400	$454	$336

*Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company.
Adjusted EBITDA, as we define it, is operating income from continuing operations adjusted for depreciation, depletion, amortization, basis of real estate sold, unallocated pension service costs and special items. Adjusted EBITDA excludes results from joint ventures.
Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from and is not intended to represent an alternative to our GAAP results.

Special Items Included in Net Earnings (income tax affected)

in millions	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Net earnings attributable to Weyerhaeuser common shareholders	$551	$157	$70
Plum Creek merger- and integration-related costs	11	10	98
Gain on sale of non-strategic asset	—	—	(22)
Restructuring, impairments and other charges	9	—	—
Tax adjustment	24	—	—
Net earnings attributable to Weyerhaeuser common shareholders before special items	595	167	146
Earnings from discontinued operations, net of income taxes	(489)	—	(20)
Net earnings from continuing operations attributable to Weyerhaeuser common shareholders before special items	$106	$167	$126

per share	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Net earnings per diluted share attributable to Weyerhaeuser common shareholders	$0.73	$0.21	$0.11
Plum Creek merger- and integration-related costs	0.01	0.01	0.15
Gain on sale of non-strategic asset	—	—	(0.03)
Restructuring, impairments and other charges	0.01	—	—
Tax adjustment	0.04	—	—
Net earnings per diluted share attributable to Weyerhaeuser common shareholders before special items	0.79	0.22	0.23
Earnings from discontinued operations, net of income taxes	(0.65)	—	(0.03)
Net earnings from continuing operations per diluted share attributable to Weyerhaeuser common shareholders before special items	$0.14	$0.22	$0.20

Weyerhaeuser Company
Q1.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Balance Sheet

in millions	December 31, 2016	March 31, 2017	March 31, 2016

ASSETS
Current assets:
Cash and cash equivalents	$676	$455	$411
Receivables, less allowances	390	472	382
Receivables for taxes	84	10	25
Inventories	358	386	423
Prepaid expenses and other current assets	114	142	123
Assets of discontinued operations	—	—	1,929
Total current assets	1,622	1,465	3,293
Property and equipment, net	1,562	1,544	1,446
Construction in progress	213	230	151
Timber and timberlands at cost, less depletion charged to disposals	14,299	14,218	14,547
Minerals and mineral rights, net	319	317	325
Investments in and advances to joint ventures	56	56	938
Goodwill	40	40	40
Deferred tax assets	293	287	291
Other assets	224	229	409
Restricted financial investments held by variable interest entities	615	615	615
Total assets	$19,243	$19,001	$22,055

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$281	$343	$—
Accounts payable	233	227	284
Accrued liabilities	692	452	487
Liabilities of discontinued operations	—	—	674
Total current liabilities	1,206	1,022	1,445
Note payable to timberland venture	—	—	835
Long-term debt	6,329	6,263	7,715
Long-term debt (nonrecourse to the company) held by variable interest entities	511	511	511
Deferred pension and other postretirement benefits	1,322	1,287	983
Deposit received from contribution of timberlands to related party	426	422	—
Other liabilities	269	281	285
Total liabilities	10,063	9,786	11,774
Total equity	9,180	9,215	10,281
Total liabilities and equity	$19,243	$19,001	$22,055

Weyerhaeuser Company
Q1.2017 Analyst Package
Preliminary results (unaudited)
Consolidated Statement of Cash Flows

in millions	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Cash flows from operations:
Net earnings	$551	$157	$81
Noncash charges (credits) to income:
Depreciation, depletion and amortization	137	133	142
Basis of real estate sold	60	14	17
Deferred income taxes, net	(255)	3	18
Gains on sales of discontinued operations	(729)	—	—
Gains on sales of non-strategic assets	(12)	(7)	(41)
Pension and other postretirement benefits	—	32	4
Other noncash charges (credits)	27	13	8
Change in:
Receivables less allowances	42	(70)	(47)
Receivable for taxes	69	(36)	10
Inventories	12	(28)	(43)
Prepaid expenses	8	(9)	(1)
Accounts payable and accrued liabilities	(50)	(137)	(70)
Pension and postretirement contributions	(16)	(22)	(17)
Distributions received from joint ventures	9	—	5
Other	(4)	(8)	(19)
Net cash from operations	(151)	35	47

Cash flows from investing activities:
Capital expenditures:
Purchases of property and equipment	(191)	(52)	(57)
Timberlands reforestation costs	(16)	(23)	(16)
Acquisition of timberlands	—	—	(6)
Proceeds from sales of discontinued operations	2,201	—	—
Proceeds from sale of assets	10	8	70
Other	(36)	(1)	33
Cash from (used in) investing activities	1,968	(68)	24

Cash flows from financing activities:
Cash dividends on common shares	(232)	(233)	(241)
Proceeds from issuance of long-term debt	—	—	1,098
Payments of long-term debt	(1,700)	—	(720)
Repurchase of common stock	—	—	(798)
Other	12	45	(7)
Cash used in financing activities	(1,920)	(188)	(668)

Net change in cash and cash equivalents	(103)	(221)	(597)

Cash and cash equivalents from continuing operations at beginning of period	$769	$676	$1,011
Cash and cash equivalents from discontinued operations at beginning of period	10	—	1
Cash and cash equivalents at beginning of period	$779	$676	$1,012

Cash and cash equivalents from continuing operations at end of period	$676	$455	$411
Cash and cash equivalents from discontinued operations at end of period	—	—	4
Cash and cash equivalents at end of period	$676	$455	$415

Cash paid (received) during the year for:
Interest, net of amount capitalized	$79	$120	$125
Income taxes	$511	$59	$(13)

Weyerhaeuser Company	Total Company Statistics
Q1.2017 Analyst Package
Preliminary results (unaudited)

Selected Total Company Items

in millions	Q4	Q1
	December 31, 2016	March 31, 2017	March 31, 2016
Pension and postretirement costs:
Pension and postretirement costs allocated to business segments	$7	$8	$7
Pension and postretirement credits not allocated:
Unallocated pension service costs	1	2	2
Non-operating pension and other postretirement benefit costs (credits)	(11)	22	(14)
Accelerated pension costs included in Plum Creek merger-related costs (not allocated)	—	—	5
Total pension and postretirement costs (credits) for continuing operations	(3)	32	—
Pension and postretirement service costs directly attributable to discontinued operations	3	—	4
Total company pension and postretirement costs	$—	$32	$4

Cash spent for capital expenditures for continuing operations	$(185)	$(75)	$(51)

Weyerhaeuser Company		Timberlands Segment
Q1.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q4.2016	Q1.2017	Q1.2016
Sales to unaffiliated customers		$463	$486	$387
Intersegment sales		209	202	222
Total net sales		672	688	609
Cost of products sold		527	519	459
Gross margin		145	169	150
Selling expenses		1	1	1
General and administrative expenses		24	24	28
Research and development expenses		5	3	4
Other operating income, net		(8)	(7)	(12)
Operating income and Net contribution to earnings		$123	$148	$129

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2016	Q1.2017	Q1.2016
Operating income		$123	$148	$129
Depreciation, depletion and amortization		100	94	70
Adjusted EBITDA*		$223	$242	$199
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q4.2016	Q1.2017	Q1.2016
Total decrease (increase) in working capital (1)		$20	$(37)	$(53)
Cash spent for capital expenditures		$(39)	$(30)	$(20)
(1) Working capital does not include cash balances. Represents the change in combined working capital of Timberlands and Real Estate & ENR.

Segment Statistics(2)(3)

		Q4.2016	Q1.2017	Q1.2016
Third Party Net Sales (millions)	Delivered logs:
	West	$201	$225	$215
	South	151	148	101
	North	30	27	13
	Other	13	20	7
	Total delivered logs	395	420	336
	Stumpage and pay-as-cut timber	23	12	15
	Products from international operations	21	19	16
	Recreational and other lease revenue	15	14	6
	Other revenue	9	21	14
	Total	$463	$486	$387
Delivered Logs Third Party Sales Realizations (per ton)	West	$100.43	$104.27	$100.71
	South	$34.98	$34.48	$36.39
	North	$59.28	$59.57	$59.31
	International	$25.72	$28.18	$15.73
Delivered Logs Third Party Sales Volumes (tons, thousands)	West	2,008	2,157	2,133
	South	4,308	4,293	2,781
	North	495	454	210
	International	118	90	146
	Other	342	510	169
Fee Harvest Volumes (tons, thousands)	West	2,558	2,657	2,801
	South	7,260	6,373	5,030
	North	652	622	260
	International	330	265	299
	Other	329	371	—
(2) The Western region includes Washington and Oregon. The Southern region includes Virginia, North Carolina, South Carolina, Florida, Georgia, Alabama, Mississippi, Louisiana, Arkansas, Texas and Oklahoma. The Northern region includes West Virginia, Maine, New Hampshire, Vermont, Michigan, Wisconsin and Montana. Other includes our Canadian operations and managed Twin Creeks operations.

(3) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company		Real Estate, Energy and Natural Resources Segment
Q1.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q4.2016	Q1.2017	Q1.2016
Sales to unaffiliated customers		$101	$53	$39
Intersegment sales		1	—	—
Total net sales		102	53	39
Cost of products sold		69	20	20
Gross margin		33	33	19
Selling expenses		—	—	—
General and administrative expenses		7	7	4
Charges for integration, restructuring, closures and asset impairments		14	—	—
Other operating costs (income), net		—	—	—
Operating income		12	26	15
Equity earnings (loss) from joint ventures(1)		1	—	—
Net contribution to earnings		$13	$26	$15
(1) Equity earnings (loss) from joint ventures attributed to the Real Estate and ENR segment are generated from our investments in our real estate development ventures.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2016	Q1.2017	Q1.2016
Operating income		$12	$26	$15
Depreciation, depletion and amortization		4	3	2
Basis of real estate sold		60	14	17
Special items		14	—	—
Adjusted EBITDA*		$90	$43	$34
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Segment Special Items Included in Net Contribution to Earnings (Pre-Tax)

		Q4.2016	Q1.2017	Q1.2016
Restructuring, impairments and other charges		$(14)	$—	$—

Selected Segment Items

		Q4.2016	Q1.2017	Q1.2016
Cash spent for capital expenditures		$—	$—	$—

Segment Statistics

		Q4.2016	Q1.2017	Q1.2016
Net Sales (millions)	Real Estate	$85	$37	$30
	Energy and natural resources	16	16	9
	Total	$101	$53	$39
Acres sold	Real Estate	44,589	13,257	15,225
Price per acre	Real Estate	$1,903	$2,403	$1,980

Weyerhaeuser Company		Wood Products Segment
Q1.2017 Analyst Package
Preliminary results (unaudited)

Segment Statement of Operations

in millions		Q4.2016	Q1.2017	Q1.2016
Sales to unaffiliated customers		$1,032	$1,154	$979
Intersegment sales		7	—	22
Total net sales		1,039	1,154	1,001
Cost of products sold		889	926	862
Gross margin		150	228	139
Selling expenses		21	21	22
General and administrative expenses		28	32	27
Research and development expenses		—	1	1
Charges for integration and restructuring, closures and asset impairments		1	1	1
Other operating costs (income), net		1	1	1
Operating income and Net contribution to earnings		$99	$172	$87

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions		Q4.2016	Q1.2017	Q1.2016
Operating income		$99	$172	$87
Depreciation, depletion and amortization		33	35	30
Adjusted EBITDA*		$132	$207	$117
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Selected Segment Items

		Q4.2016	Q1.2017	Q1.2016
Total decrease (increase) in working capital (1)		$32	$(122)	$(132)
Cash spent for capital expenditures		$(145)	$(44)	$(29)
(1) Working capital does not include cash balances.

Segment Statistics

in millions, except for third-party sales realizations		Q4.2016	Q1.2017	Q1.2016
Structural Lumber (board feet)	Third party net sales	$427	$478	$419
	Third party sales realizations	$392	$413	$364
	Third party sales volumes (2)	1,089	1,158	1,152
	Production volumes	1,052	1,152	1,129
Engineered Solid Section (cubic feet)	Third party net sales	$107	$117	$109
	Third party sales realizations	$1,930	$1,881	$1,971
	Third party sales volumes (2)	5.6	6.2	5.5
	Production volumes	5.6	6.3	5.6
Engineered I-joists (lineal feet)	Third party net sales	$72	$73	$66
	Third party sales realizations	$1,485	$1,481	$1,507
	Third party sales volumes (2)	48	49	44
	Production volumes	43	50	46
Oriented Strand Board (square feet 3/8")	Third party net sales	$163	$203	$163
	Third party sales realizations	$255	$263	$214
	Third party sales volumes (2)	638	769	759
	Production volumes	651	758	749
Softwood Plywood (square feet 3/8")	Third party net sales	$41	$44	$35
	Third party sales realizations	$364	$377	$317
	Third party sales volumes (2)	113	118	110
	Production volumes	92	97	88
Medium Density Fiberboard (square feet 3/4")	Third party net sales	$46	$47	$17
	Third party sales realizations	$779	$795	$763
	Third party sales volumes (2)	58	59	23
	Production volumes	54	56	25
(2) Volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items
Q1.2017 Analyst Package
Preliminary results (unaudited)

Unallocated items are gains or charges not related to or allocated to an individual operating segment. They include a portion of items such as: share-based compensation, pension and postretirement costs, foreign exchange transaction gains and losses associated with financing and the elimination of intersegment profit in inventory, equity earnings from our timberland venture, and the LIFO reserve.

Contribution to Earnings

in millions	Q4.2016	Q1.2017	Q1.2016
Unallocated corporate function expenses	$(25)	$(19)	$(17)
Unallocated share-based compensation	2	(6)	(2)
Unallocated pension service costs	(1)	(2)	(2)
Foreign exchange gains (losses)	(7)	(3)	13
Elimination of intersegment profit in inventory and LIFO	(12)	(6)	(6)
Gain on sale of non-strategic asset	5	3	36
Plum Creek merger- and integration-related costs	(14)	(12)	(110)
Other	(8)	(8)	(4)
Operating income (loss)	(60)	(53)	(92)
Equity earnings from joint venture (1)	—	—	5
Non-operating pension and other postretirement benefit (costs) credits (2)	11	(22)	14
Interest income and other	9	9	9
Net contribution to earnings	$(40)	$(66)	$(64)
(1) First quarter 2016 includes equity earnings from our Timberland Venture, which effective August 31, 2016, is consolidated as a wholly-owned subsidiary.
(2) During Q1 2017 we have adopted ASU 2017-07. This ASU requires us to show components of pension and other post retirement benefit costs (interest, expected return on plan assets, amortization of actuarial gains or losses, amortization of prior service credits or costs) on the Consolidated Statement of Operations as a line item outside of "Operating income." We reclassified these components for all periods shown above.

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization*

in millions	Q4.2016	Q1.2017	Q1.2016
Operating income (loss)	$(60)	$(53)	$(92)
Depreciation, depletion and amortization	—	1	2
Unallocated pension service costs	1	2	2
Special items	14	12	74
Adjusted EBITDA*	$(45)	$(38)	$(14)
*See definition of Adjusted EBITDA (a non-GAAP measure) on page 2.

Unallocated Special Items Included in Net Contribution to Earnings (Pre-Tax)

	Q4.2016	Q1.2017	Q1.2016
Plum Creek merger- and integration-related costs	(14)	(12)	(110)
Gain on sale of non-strategic asset	—	—	36
Total	$(14)	$(12)	$(74)

Unallocated Selected Items

	Q4.2016	Q1.2017	Q1.2016
Cash spent for capital expenditures	$(1)	$(1)	$(2)